ACQUISITIONS	12 Months Ended
Dec. 31, 2016
ACQUISITIONS [Abstract]
ACQUISITIONS
3.	ACQUISITIONS

Reverse Acquisition

On February 6, 2015, the Group completed the acquisition of Q CELLS Group from Hanwha Solar in an all-stock transaction. The Group expects to achieve operating efficiencies and strengthening of its market position pursuant to the consummation of the Transaction. The Group issued 3,701,145,330 of its ordinary shares to Hanwha Solar in exchange for the transfer of 100% of the outstanding share capital of Q CELLS by Hanwha Solar to the Group and Q CELLS became the Group’s wholly-owned subsidiary. As a result of the Transaction, Hanwha Solar’s ownership of the Group’s ordinary shares increased from approximately 45.7% to approximately 94.0%.

Fair Value of Assets and Liabilities Acquired

The following table summarizes the calculation of the fair value of the total consideration transferred and the amounts recognized as of the Transaction Date (in millions of $, except shares and stock price):

Calculation of consideration transferred

The Company’s shares outstanding	457,980,262
The Company’s closing stock price on February 6, 2015	$0.22
Consideration attributable to common stock	100.8
Pre-existing amount due from Q CELLS Group to SolarOne Group	5.0

Total consideration transferred	95.8

Assets acquired and liabilities assumed

Cash and cash equivalents	70.2
Accounts receivable	156.5
Other current assets	408.3
Fixed assets	614.5
Land use rights	54.9
Other long-term assets	8.9
Total assets acquired	1,313.3

Short-term debt	219.4
Current portion of long-term debt	351.6
Other current liabilities	394.2
Long-term debt, net of current portion	248.6
Other long-term liabilities	4.8
Total liabilities assumed	1,218.6

Total net identifiable assets acquired	94.7
Goodwill arising on acquisition	1.1
Purchase consideration transferred	95.8

The net purchase consideration of the Transaction is determined as the value of equity of the accounting acquiree (in this case, the Company, the legal acquirer), adjusted by the settlement of the pre-existing relationship at the acquisition date. Consequently, the net purchase consideration is $95.8 million, which is the difference between (i) the value of the Company’s equity of $100.8 million using its closing stock price on February 6, 2015 of $ 11.00 per ADS (as retrospectively adjusted to reflect the current ADS to ordinary share ratio of one ADS to 50 ordinary shares effective on June 15, 2015) and (ii) the net balance of $5.0 million of the pre-existing receivables and payables that are due from Q CELLS Group to SolarOne Group.

The purchase price allocation described above was determined with the assistance of a third party valuation firm. The valuation report utilizes and considers generally accepted valuation methodologies such as the income, market and cost approach. As a result of the valuation, the fair value of the acquired assets and liabilities, other than the fixed assets and the land use rights, approximates their carrying values. Adjustments of US$117.6 million and US$12.6 million were recorded to decrease and increase the carrying values of SolarOne Group’s fixed assets as well as land use rights, to their fair values, respectively. Specifically, the valuation of SolarOne Group’s fixed assets and land use rights were performed using the depreciated replacement cost method, accompanied by an economic obsolescence factor derived from a profitability test.

Goodwill is primarily attributed to expected synergies from combining Q CELL Group’s and SolarOne Group’s existing businesses, including, but not limited to, expected cost synergies from overhead savings resulting from streamlining certain redundant corporate functions, improved operating efficiencies, including provision of certain corporate level administrative and support functions at a lower cost. The Group also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional brands. The acquired goodwill is not deductible for income tax purposes.

The amount of net sales and net income of SolarOne Group included in the Company’s consolidated statement of comprehensive income (loss) from the acquisition date of February 6, 2015 to December 31, 2015 are as follows:

In millions of $

Net revenues	1,280.2
Net income	29.8
Total comprehensive loss	3.9

Unaudited pro forma consolidated financial information

The following unaudited pro forma consolidated financial information for the years ended December 31, 2014 and 2015 are presented as if the Transaction had occurred as of January 1, 2014. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated. The pro forma adjustments are based on available information and certain assumptions the management believes are reasonable.

In millions of $	For the year ended December 31,
	2014	2015

Net revenues	1,464.1	1,831.3
Net income (loss)	(90.5)	29.8
Income (loss) per share - basic	$(0.02)	$0.01

These amounts have been computed after applying the effects of the Group’s accounting policies.

Transaction Expenses

Advisory, financing, integration and other transaction costs directly related to the Transaction totaled $3.2 million for the year ended December 31, 2015.